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                                                                    EXHIBIT 10.1

                              CORILLIAN CORPORATION
                   AMENDMENT TO STOCK OPTION LETTER AGREEMENTS
             PURSUANT TO THE 2000 STOCK INCENTIVE COMPENSATION PLAN

TO:      ____________________

In consideration of additional stock options to be granted to you and other benefits to be provided to you by the Company, the Company and you agree that all of your outstanding stock options (the "Options") to purchase shares of the Company's Common Stock granted pursuant to the Company's 2000 Stock Incentive Compensation Plan are hereby amended as follows:

AMENDMENT TO STOCK OPTION LETTER AGREEMENT

In each Stock Option Letter Agreement representing your Options, the paragraph entitled "Acceleration upon termination of employment by Successor Corporation" is hereby amended in its entirety to read as follows:

         "Acceleration upon termination of employment by Successor Corporation. If this Option is assumed or replaced in the Corporate Transaction, other than a Related Party Transaction, and does not otherwise accelerate at that time, 50% of the then-unvested shares shall be accelerated in the event that your employment or service relationship should subsequently terminate within one year following such Corporate Transaction, unless such employment or service relationship is terminated by the Successor Corporation for Cause or by you voluntarily without Good Reason."

Except as set forth herein, the terms of the Stock Option Letter Agreements representing your Options remain in full force and effect and are not amended or modified in any manner.

Dated: July __, 2003

                                    CORILLIAN CORPORATION

                                    By _________________________________________
                                    Its ________________________________________

                                    AGREED:
                                    ____________________________________________
                                    Participant